Exhibit 10.29

AMENDMENT NUMBER SIX

to the

THIRD AMENDED AND RESTATED PRICING SIDE LETTER

Dated as of June 7, 2022,

among

OP SPE BORROWER PARENT, LLC,

OP SPE PHX1, LLC,

OP SPE TPA1, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER SIX (this “Amendment Number Six”) is made this 30th day of June, 2025 (the “Amendment Effective Date”), among OP SPE BORROWER PARENT, LLC (“Parent Borrower”) and OP SPE PHX1, LLC and OP SPE TPA1, LLC (each a “Borrower” and collectively with Parent Borrower, “Borrowers”) and CITIBANK, N.A. (“Lender”), to the Third Amended and Restated Pricing Side Letter, dated as of June 7, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Side Letter”), among Borrowers and Lender. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Third Amended and Restated Master Loan and Security Agreement, dated as of June 7, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among Borrowers, Lender and Wells Fargo Bank, N.A., as calculation agent and paying agent.

RECITALS

WHEREAS, Borrowers and Lender have agreed to amend the Side Letter as more specifically set forth herein; and

WHEREAS, as of the date hereof, Borrowers represent to Lender that Borrowers are in full compliance with all of the terms and conditions of the Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Loan Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.
Amendments. Effective as of the Amendment Effective Date, the Side Letter is hereby amended as follows:
(a)
Section 1 of the Side Letter is hereby amended by deleting the definitions of “Facility LTV Deficiency” and “Uncommitted Amount” in their entirety and replacing them with the following, respectively:

“Facility LTV Deficiency” shall mean, as of any date of determination, the aggregate outstanding principal amount of all Advances exceeds 71% of the aggregate Valuation of all Contributed Properties.

“Uncommitted Amount” shall mean $175,000,000.

(b)
Section 3(a)(ii) of the Side Letter is hereby amended by deleting such Section in its entirety and replacing it with the following:

(ii) Financial Covenants of Guarantor.

(1) Guarantor shall, at all times, maintain consolidated Tangible Net Worth in an amount not less than $10,000,000; and

(2) Guarantor shall, at all times, maintain consolidated Liquidity in an amount not less than the sum of (i) $3,000,000, plus (ii) 3% of all outstanding Indebtedness under any warehouse financing facilities of Guarantor and its Subsidiaries (including the aggregate outstanding Obligations under the Loan Agreement).

(c)
Exhibit A of the Side Letter is hereby amended by deleting the fourth paragraph thereof in its entirety and replacing it with the following:

During the Reporting Month, Guarantor has maintained a Tangible Net Worth (on a consolidated basis) in an amount not less than $10,000,000. A detailed summary of the calculation of Guarantor’s actual Tangible Net Worth is provided in Schedule 1 hereto.

Section 2.
Conditions Precedent; Effectiveness. This Amendment Number Six shall become effective as of the date that the Lender shall have received:
(a)
counterparts of this Amendment Number Six duly executed by each of the parties hereto; and
(b)
counterparts of that certain Amendment Number Two to the Limited Guaranty and Recourse Indemnity Agreement, dated as of the date hereof, duly executed by each of the parties thereto.
Section 3.
Fees and Expenses. Borrowers jointly and severally agree to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number Six (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel) in accordance with Section 2 of the Side Letter.
Section 4.
Representations. Each Borrower hereby represents to Lender that as of the date hereof, such Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Loan Document.
Section 5.
Binding Effect; Governing Law. This Amendment Number Six shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER SIX SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 6.
Counterparts. This Amendment Number Six may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment Number Six by signing any such counterpart. Each counterpart shall be deemed to be an original, and all counterparts shall constitute one and the same instrument. The parties agree this Amendment Number Six, any documents to be delivered pursuant to this Amendment Number Six and any notices hereunder may be transmitted between them by e-mail and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files and signatures executed using third party electronic signature capture service providers, which comply with the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures

and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
Section 7.
Limited Effect. Except as amended hereby, the Side Letter shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Six need not be made in the Side Letter or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Side Letter, any reference in any of such items to the Side Letter being sufficient to refer to the Side Letter as amended hereby.

IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment Number Six to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

OP SPE BORROWER PARENT, LLC, as Parent Borrower By: /s/ Adam Martinez Name: Adam Martinez Title: Chief Legal Officer

[Amendment Number Six to Third A&R Pricing Side Letter (Citi-Offerpad) (2025)]

OP SPE PHX1, LLC

as a Borrower

By:/s/ Adam Martinez
Name: Adam Martinez
Title: Chief Legal Officer

[Amendment Number Six to Third A&R Pricing Side Letter (Citi-Offerpad) (2025)]

OP SPE TPA1, LLC

as a Borrower

By:/s/ Adam Martinez .
Name: Adam Martinez
Title: Chief Legal Officer

[Amendment Number Six to Third A&R Pricing Side Letter (Citi-Offerpad) (2025)]

CITIBANK, N.A.,

as Lender

By: /s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President

[Amendment Number Six to Third A&R Pricing Side Letter (Citi-Offerpad) (2025)]